                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Reg. No. 333-35858) and Form S-3 (Reg. No. 333-54876) of TrueTime, Inc. of our report dated November 2, 2001 relating to the financial statements, which appears in this Form 10-K.

                                            PRICEWATERHOUSECOOPERS LLP

San Francisco, CA
December 14, 2001